Roadzen Investor Presentation H.C. Wainwright 26th Annual Investment Conference September 9, 2024 EX 99.1

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has based these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about the Company and its business that may cause its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “expected,” “committed,” “plan,” “anticipate,” “believe,” “pipeline,” “leads,” “estimate,” and “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, statements regarding the Company’s strategy, demand for the Company’s products, expansion plans, future operations, future operating results, estimated revenues (including from new contracts and joint ventures), break-even levels or gross margins, liquidity, losses, projected costs, prospects, plans and objectives of management, as well as all other statements other than statements of historical fact included in this presentation. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in “Risk Factors” in the Company’s Securities and Exchange Commission (“SEC”) filings, including the Annual Report on form 10-K the Company filed with the SEC on July 1, 2024. The Company urges you to consider these factors, risks and uncertainties carefully in evaluating the forward-looking statements contained in this presentation. All written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this presentation are made only as of the date on which it is made. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation includes Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (“Adjusted EBITDA”), a non-GAAP financial measure which excludes the impact of finance costs, taxes, depreciation and amortization and certain other items from reported net profit or loss, as well as Adjusted EBITDA Margin. The Company believes that these measures aid investors by providing information regarding operating profit/loss without the impact of non-cash depreciation and amortization and certain non-recurring and other items to help clarify sustainability and trends affecting the business. For comparability of reporting, management considers non-GAAP measures in conjunction with U.S. GAAP financial results in evaluating business performance. Adjusted EBITDA should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP. In addition, Adjusted EBITDA does not purport to represent cash flows provided by, or used for, operating activities in accordance with GAAP and should not be used as a measure of liquidity.  Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as substitutes for financial information presented under GAAP. There are a number of limitations related to the use of non-GAAP financial measures versus comparable financial measures determined under GAAP. For example, other companies in the Company’s industry may calculate these non-GAAP financial measures differently or may use other measures to evaluate their performance. These limitations could reduce the usefulness of these non-GAAP financial measures as analytical tools. Investors are encouraged to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and to not rely on any single financial measure to evaluate the Company’s business. Reconciliations of Adjusted EBITDA to net loss, the most comparable GAAP measure, are provided at the end of this presentation. Forward-looking Statements

To build the global leader at the intersection of AI, Insurance and Mobility Our technology powers the world’s leading insurers, fleets and OEMs to underwrite with precision, sell insurance globally, make vehicles safer, and process claims in real-time. Our Vision

Roadzen is transforming global auto insurance using applied AI A Leading Global Insurtech Platform Global Platform operating in US, EU, and India with distribution licenses targeting a US$ 817bn1 global auto insurance market AI at the Core Award-winning independent AI research lab producing industry-leading models in computer vision, language models and generative AI addressing insurance and mobility High Growth Growing from $13.6m FY 2023 revenue, to $46m FY 2024 revenue underpinned by extensive pipeline of over $200m revenue with global blue-chip clients Technology-led Enterprise Sales model Attacking the core cost drivers for insurance – operations, distribution, claims – using technology to deliver strong fundamentals, recurring revenue and attractive margins Scalable, High Margin Accelerating organic growth through two revenue models – Insurance as a Service (IaaS) and Brokerage – with no underwriting risk and limited capital requirements for growth Strong M&A Track Record Targeted M&A across a fragmented insurance distribution landscape ripe for consolidation, using technology as a catalyst to increase sales and lower operating costs https://www.factmr.com/report/automobile-insurance-market Key Investment Highlights

Disrupting the Status Quo in Auto Insurance 1.45bn1 Vehicles On the Road (2022) $817bn2 Global Auto Insurance Market (2022) 7.1%2 Auto-Insurance Premium Growth (CAGR, 2022-2032E) With the rise of connected, electric and autonomous vehicles, insurance for mobility represents a significant transformation opportunity, projected to surpass a trillion dollars by 2030 1. https://www.whichcar.com.au/news/how-many-cars-are-there-in-the-world 2. https://www.factmr.com/report/automobile-insurance-market

At a Glance 379 Employees 7 Global Offices Top 10 Technology & AI Innovators 2022 AI Startup of the Year Burlingame, CA New York, NY Chennai New Delhi Ahmedabad Coventry Paris Company of the Year 2021

Decoupled, long purchase process Demographic risk underwriting and Impersonal coverage Zero meaningful touchpoints except policy sales and maybe claims Long, Manual claims experience Easy to buy, embedded purchase experience Real-time, personalized coverage using relevant driving behavior Touchless AI-based claims – from accident to payment in real-time Proactive engagement with real-time driver safety and claims Auto Insurance is a Legacy Industry Roadzen Makes it Simple and Modern

Vertically integrated product suite that delivers a seamless experience from quote to claim VIA AI Based Inspections GDN Global Insurance Sales Drivebuddy Video Telematics Mantis Connected Car Telematics Mixtape Multilayer - LLM StrandD Roadside and FNOL Canvas AI Model Orchestration xClaim End-to-End Claims Identity Authentication Payments Dispatching Pricing Streaming Trips Localization Document Reader Telematics Data Exchange 8

Powered by Over 150 AI models that add precision to underwriting, road safety, distribution and claims Large Vision Model for Mobility Drivable Area Detection Accident Detection Distraction Alert Drowsiness Alert Road Condition Detection Focus Monitoring Damage Detection Car Part Detection Algorithm Assessment Generative AI Insurance Co-Pilot 9

Go-to-Market focused on Enterprise and SMB Clients across 4 major client types

Auto Insurance | Commercial Vehicle Insurance | Usage Based Insurance | GAP Insurance | Extended Warranty | Driver Safety / Driver Score | Fleet Safety / Score | Accident Prevention | Accident Detection | FNOL | Claims Management | Roadside Assistance

105
Enterprise Clients

3400
SMB Clients

Fleets

Small and medium fleets, taxicabs, ridesharing platforms, commercial and corporate fleets.

Automotive

OEMs, dealerships, online-to-offline car sales platforms.



Insurance

Insurers, reinsurers, agents, brokers, captive insurance and reinsurance.

Others

Auto lenders - banks, auto finance companies, telematics providers, garages.

10

Earns a fixed fee per-vehicle, per-policy, per-claim per usage IaaS Platform Sales Earns commission, policy admin and claims fees as a % of Gross Written Premium per policy sold Broker/MGA1 02 01 Our technology platform for mobility and insurance powers road safety, new product underwriting (UBI, Asset Value, Driver Scoring), claims management for insurers and mobility players. Our brokerage licenses allow us to embed and sell auto insurance through a B2B2C partnership-led approach while providing a seamless customer experience from quote to claim. 1. MGA: Managing General Agent: MGAs are insurance intermediaries, but unlike retail and wholesale brokers, they are often granted binding authority from insurance partners. This means they can quote and bind policies that fit within the agreed-upon risk parameters of their insurer relationships. Gross written premium is the total direct and assumed premium written by an insurer before deductions for reinsurance and ceding commissions Our Revenue Models

Established in Key Global Markets Platform Strategy & Offerings 30mn registered vehicles (2022)1 Total gross written premiums (GWP) for motor insurance in India was $10 billion (2021)2. Market is expected to grow at a 9.9% CAGR (2021 to 2026)3. 253mn registered vehicles in the EU4 and 40mn registered vehicles in UK (2021)5. Total GWP for motor insurance in the EU was ~$164 billion (2020)6; in the UK, it was ~$7 billion (2021)7. EU market is expected to grow at a 5.3% CAGR (2020-2027)8; the UK market is expected to grow at a 4.2% CAGR (2023-2028)9. 282mn registered vehicles in the US (2021)10. Total GWP for motor insurance in the US was $345 billion (2023)11. Large Commercial Auto opportunity Market is expected to grow at a 4.7% CAGR through 202811 India UK + EU US 1. https://www.statista.com/statistics/664729/total-number-of-vehicles-india/ 2. https://www.globaldata.com/media/insurance/general-insurance-industry-india-grow-9-9-cagr-2026-forecasts-globaldata/ 3. https://insuranceasia.com/insurance/news/india-general-insurance-industry-doubles-growth-rate-in-2022 4. https://ec.europa.eu/eurostat/statistics-explained/index.php?title=Passenger_cars_in_the_EU#An_almost_9_.25_increase_in_EU-registered_passenger_cars_since_201\6 5. https://www.gov.uk/government/statistics/vehicle-licensing-statistics-2021/vehicle-licensing-statistics-2021#:~:text=Headline%20figures,-Latest%20figures%20for&text=2.3%20million%20vehicles%20registered%20for,%2C%20up%205%25%20(VEH0150) 6. https://insuranceeurope.eu/publications/2569/european-insurance-in-figures-2020-data 7. https://www.globaldata.com/store/report/uk-commercial-motor-insurance-market-analysis/ 8. https://www.researchandmarkets.com/reports/5415986/europe-motor-insurance-market-2020-2027-by 9. https://www.mordorintelligence.com/industry-reports/united-kingdom-motor-insurance-market 10. https://www.statista.com/statistics/183505/number-of-vehicles-in-the-united-states-since-1990/ 11. https://www.mordorintelligence.com/industry-reports/united-sates-motor-insurance-market 12: https://bfsi.economictimes.indiatimes.com/news/insurance/indian-insurance-industry-registers-10-3-compound-annual-growth-over-last-decade-rbi/101342626?utm_source=Mailer&utm_medium=newsletter&utm_campaign=etbfsi_news_2023-06-29&dt=2023-06-29&em=cmFnaGF2QHJvYWR6ZW4uaW8=

Highly capital efficient, with profitable contractual margins Attractive recurring revenue profile driven by long-term contracts Secular acceleration across twin engines of growth: IaaS and Brokerage High organic growth with low capex, low regulatory capital requirements and no underwriting risk Significant M&A opportunities to consolidate a fragmented market and expand globally Roadzen has built a solid foundation that is poised for growth 01 02 03 04 05 Financial Highlights

Financial Highlights * *LTM financials are from Apr 23 to Jun 24 which include Apr-Jun24 unaudited financials.

Rohan Malhotra CEO Ankur Kamboj COO Experienced Management Team that Combines Expertise in AI, Mobility and Insurance Jean-Noël Gallardo CFO

Steve Carlson Ajay Shah Rohan Malhotra Supurna Vedbrat Diane B. Glossman Supported by an Accomplished Board with Extensive Technology and Capital Markets Experience Zoe Ashcroft Saurav Adhikari

Summary Fast growth and improving Adjusted EBITDA towards breakeven as the business scales High Growth & Strong Fundamentals Very few AI-first companies have recurring revenues north of $50 million, and less than a handful reaching $100 million. AI-First Company hitting scale Growing much faster than peers in insurance, mobility and AI, and trades at a significant discount to them Attractive Valuation Massive Global TAM Substantial runway for growth supported by massive addressable markets at the cross-roads of insurance and mobility

IR@roadzen.ai

Reconciliation of net loss reported in accordance with US GAAP to Adjusted EBITDA 19 GAAP NET LOSS TO ADJUSTED EBITDA FY 23 FY24 LTM Net Profit/(Loss) (14,201,152) (100,586,976) (144,972,324) Adjusted for: Other (income)/expense net 925,875 (838,728) (798,650) Interest (income)/expense 776,023 2,291,123 2,894,855 Fair value changes in financial instruments 1,009,374 19,475,005 36,627,065 Gain on deconsolidation of subsidiaries - (2,098,745) (2,098,745) Impairment of investment - 3,395,234 3,395,234 Tax (benefit)/expense (42,265) (23,648) 60,591 Depreciation and amortization 1,624,208 2,185,858 2,298,669 Stock based compensation expense - 56,303,135 82,534,124 Non-cash expenses - 1,048,465 1,333,525 Non-recurring expenses - 7,685,747 6,390,759 ADJUSTED EBITDA (9,907,937) (11,163,530) (12,334,897) Adjusted EBITDA Margin -73.1% -23.9% -24.6% Fiscal Years ended 3/31; LTM ended 6/30/24

Capitalization Restricted Stock Units granted on 9/18/2023 to Management and Employees of Roadzen (DE). Exercise price of $11.50 per share. 10,004,994 Public Warrants (RDZNW), exercise price of $11.50 per share and 1,432,517 warrants issued to Mizuho, with an exercise price of $0.001 per share. Not included in the Capitalization are 10,461,695 Ordinary Shares reserved for future equity awards under the Roadzen 2023 Omnibus Incentive Plan and 1,368,816 Ordinary Shares available for purchase under the 2023 Employee Stock Purchase Plan. As of June 30, 2024 Ordinary Shares Restricted Stock Unit Warrants Fully Diluted %age Executive Management & Board 18,433,231 6,866,557 - 25,299,788 25.5% Employees - 2,341,396 - 2,341,396 2.4% Total Insiders 18,433,231 9,207,953 - 27,641,184 27.8% Sponsor Group (Vahanna LLC) 4,852,500 - 10,181,461 15,033,961 15.1% >5% shareholders 24,802,029 - - 24,802,029 25.0% Publicly held 20,353,069 - 11,437,511 31,790,580 32.0% Total Outsiders 50,007,598 - 21,618,972 71,626,570 72.2% Grand Total 68,440,829 9,207,953 21,618,972 99,267,754 100.0% Percentage of Total 68.9% 9.3% 21.8% 100.0% 20

Balance Sheet Includes $8.1M Forward Purchase Agreement Investments in joint ventures: $1.2M Daokang (China) & $0.3M Moonshot (France) Includes $17.4M one-time costs related to going public transaction; actively negotiating to lower fees Includes $7.5M senior secured loan with Mizuho Securities USA; $3.5M promissory notes to Sponsor Group; $1.5M Director loans Secured debentures (India) Accrued payables/float to distribution partners (U.K.) Includes $3.1M Mizuho warrant expense; $3.2M other current liabilities, including $1.5M statutory liabilities Cash and cash equivalents 7,777,413 Accounts receivable, net 2,669,058 Inventories 77,399 Prepayments and other current assets 15,905,725 Investments 313,488 Total current assets 26,743,083 Non marketable securities 1,513,995 Goodwill 2,061,292 Intangible assets, net 2,176,671 Other long-term assets 1,647,991 Total assets 34,143,032 Accounts payable and accrued expenses 31,545,371 Short term borrowings 16,956,691 Current portion of long-term borrowings 2,225,255 Due to Insurer 6,637,826 Other current liabilities 7,015,716 Total current liabilities 64,380,859 Long-term borrowings 1,366,308 Other long-term borrowings 1,405,350 Total liabilities 67,152,517 Paid-in capital 84,974,378 Accumulated Deficit (199,415,444) Other components of equity 81,906,596 Total shareholders’ deficit (31,534,470) Non-controlling interest (475,015) Total liabilities and shareholders’ deficit 34,143,032 As of June 30, 2024 (in USD, unaudited) (1) (2) (3) (4) (5) (6) (7) 21